Exhibit 99.1

Welcome Shareholders January 16, 2025 F&M TRUST Franklin Financial Services Corporation

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  F&M TRUST Franklin Financial Services Corporation 2

Welcome & Introductions Warren Elliott, Chairman of the Board F&M TRUST Franklin Financial Services Corporation 3

Board of Directors Warren Elliott Chairman of the Board Skip Jennings Vice Chairman of the Board Tim Henry President & CEO F&M TRUST Franklin Financial Services Corporation 4

Board of Directors Marty Brown Kevin Craig Greg Duffey F&M TRUST Franklin Financial Services Corporation 5

Board of Directors Dan Fisher Stanley Kerlin Don MOwery F&M TRUST Franklin Financial Services Corporation 6

Board of Directors Kim Rzomp Greg Snook F&M TRUST Franklin Financial Services Corporation 7

Agenda CEO Succession Plan Company Highlights Questions Closing Comments Tour of Corporate Headquarters (Optional) F&M TRUST Franklin Financial Services Corporation 8

Craig Best President (717) 262-7583 craig.best@f-mtrust.com F&M TRUST Franklin Financial Services Corporation 9

Company Highlights Mark Hollar, Executive VP & CFO Tim Henry, President & CEO F&M TRUST Franklin Financial Services Corporation 10

FRAF Stock Price* (High – Low – Close) 40 $38.70 $34.41 $36.10 $35.69 $33.90 30 $27.03 $33.10 $31.55 $129.90 20 $21.02 $26.06 $28.64 $24.36 $25.55 10 0 2020 2021 2022 2023 2024 F&M TRUST Franklin Financial Services Corporation *Price as of market close 11

Annual Dividend Per Share 1.40 1.20 1.00 0.80 0.60 0.40 0.20 $1.20 $1.25 $1.28 $1.28 $1.28 0.00 2020 2021 2022 2023 2024 F&M TRUST Franklin Financial Services Corporation 12

Computershare (800) 368-5948 or www.computershare.com F&M TRUST Franklin Financial Services Corporation 13

Amanda Ducey Corporate Secretary (717) 261-3553 amanda.ducey@f-mtrust.com Zoe Clayton Assistant Corporate Secretary (717) 261-3551 zoe.clayton@f-mtrust.com F&M TRUST Franklin Financial Services Corporation 14

Company Highlights Senior Management Introductions New Linglestown Community Office Expanded Trade Area Community Investments F&M TRUST Franklin Financial Services Corporation 15

Senior Management Tim Henry President & CEO F&M TRUST Franklin Financial Services Corporation 16

Senior Management Chad Carroll Executive Vice President Chief Operating Officer Mark Hollar Executive Vice President Chief Financial Officer & Treasurer Lorie Heckman, CERP, CRCM Executive Vice President Chief Risk Officer F&M TRUST Franklin Financial Services Corporation 17

Senior Management Steve Butz Senior Vice President Chief Commercial Services Officer Scott Ehrig, CFP, CIMA Senior Vice President Chief Wealth Management Officer Lou Giustini Senior Vice President Chief Retail Services Officer F&M TRUST Franklin Financial Services Corporation 18

Senior Management Karen Carmack, DM Senior Vice President Chief Human Resources Officer Dave Long Senior Vice President Chief Technology Officer Matt Weaver Senior Vice President Chief Marketing Officer F&M TRUST Franklin Financial Services Corporation 19

New Linglestown Community Office F&M TRUST Franklin Financial Services Corporation 20

New Linglestown Community Office Opened October 21, 2024 First F&M Trust community office in Dauphin County Features modern architectural design Successful grand opening Full-service location serving consumer, business, and wealth management clients F&M TRUST Franklin Financial Services Corporation 21

Expanded Trade Area 23 Locations Serving South Central PA and Washington County MD Primary Trade Area Expanded Trade Area Offering Wealth Management, Commercial Financing, and Residential Lending Services. F&M TRUST Franklin Financial Services Corporation 22

Community Investments More than 250 employees participated in the bank’s annual Banktoberfest event in 2024 Employees packed more than 300 backpacks as part of Totes for Hope, the American Red Cross of Greater Pennsylvania’s effort to support homeless and at-risk veterans in the community Since 2017, F&M Trust has partnered with the American Red Cross and hosted 22 onsite blood drives that collected 468 units from 522 employee donors F&M TRUST Franklin Financial Services Corporation 23

Community Investments F&M Trust donates more than $800,000 annually, which includes scholarships through the PA Educational Improvement Tax Credit (EITC) program Employees contribute more than 1,800 annual volunteer hours to community groups Employees hold positions of leadership and serve on boards of directors for dozens of local organizations and nonprofit agencies F&M TRUST Franklin Financial Services Corporation 24

Questions Tim Henry, President & CEO F&M TRUST Franklin Financial Services Corporation 25

Closing Comments Warren Elliott, Chairman of the Board F&M TRUST Franklin Financial Services Corporation 26

Frankling Financial Services Corporation Annual Meeting Tuesday, April 29, 2025 F&M TRUST Franklin Financial Services Corporation 27

Thank You (Tours available following the presentation) F&M TRUST Franklin Financial Services Corporation 28

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 29